Blockbuster Inc. Annual Meeting of Stockholders June 2010 Exhibit 99.1

Disclosure Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may also be included from time to time in our other public filings, press releases, our website and oral and written presentations by management.  Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,”
“anticipates,” “plans,” “estimates,” “projects,” “predicts,” “targets,” “seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology.  Similarly, statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking.
These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections.  These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict.  Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements.  The risk factors set forth under “Item 1A. Risk Factors”
in our Annual Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange Commission, including the “Disclosure Regarding Forward-Looking Information” and “Risk Factors”
sections of our Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements.
In the event that the risks disclosed in our public filings and those discussed above cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments.  Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate.
Further, the forward-looking statements included in this presentation and those included from time to time in our other public filings, press releases, our website and oral and written presentations by management are only made as of the respective dates thereof.  We undertake no obligation to update publicly any forward-looking statement in this presentation or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.

Financial Accomplishments
Recapitalization: a work in progress…
Eliminated final $24 million in letters of credit  (“LCs”) related to Viacom
In total, released approximately $70 million in restricted
cash from LCs to enhance liquidity
Completed two successful refinancing actions during an
extremely challenging credit market
$250 million amended revolving credit facility in May 2009
$675 million 11.75% senior secured notes offering,
reducing 2010 amortization payments by over $300 million
and extending debt maturities
Reduced G&A by $306 million for the full year of 2009
Maintained capital expenditures at $30 million per year
Continued to aggressively manage working capital
Refinancing
Eliminated LC
Related to Viacom
Operational Efficiencies
Revenue share
Improved credit terms
Studio Cooperation

Progress on Recapitalization
We have made progress in our efforts to recapitalize the balance sheet and continue to explore all possible options
Current Stakeholders
11.75% Senior Secured Notes
Due 2014
9% Senior Subordinated Notes
Due 2012
7.5% Convertible Preferred
Common A
Common B
Hollywood studios
Potential Strategic Investors
Technology
Media Distribution (cable /
satellite / telecom)
With a number of offers and counter-offers, it requires considerable time to explore and assess all possible options

Stores	By-Mail	Vending	Digital	BLOCKBUSTER MEDIA
	◑	◑	◕	●	●
	◑	●	◔	◕	●
	◑	◑	◕	◔	●
	◔	◑	◕	◑	●

BLOCKBUSTER MEDIA

Integrated Approach Addresses Evolving Customer Needs
Consumers demand the entertainment experience deliver on several functional needs, and our integrated approach best addresses them
“New
Blockbuster”
Convenience 1
“I can get what I want, when I
want – on my own schedule”
2
Choice/Variety
“I get the RIGHT movie plus I
have choices in how I get it”
3 Service/No Hassle
“I want an experience which does
not detract from leisure time”
4 Cost/Value
“I get value from renting when it
meets all my needs”

ELECTRONICS
ELECTRONICS

ROCK BAND
XBOX 360

BLOCKBUSTER
premieres™
SEE IT HERE FIRST!

RAY LIOTTA
ANDY GARCIA
THE LINE

NIGHT TRAIN

6 Window… 28-day advantage with three major studios, simplified pricing and improved our product assortment Store Accomplishments

BLOCKBUSTER TOTAL ACCESS™

New!
games
BY MAIL
NOW RENT GAMES BY MAIL FROM BLOCKBUSTER®!
• Unlimited game rentals each month
• Rent online from over a thousand titles
• New releases and hard-to-find classics
BLOCKBUSTER
Visit blockbuster.com/play for more information.

CAN'T FIND IT ON THE SHELF? FIND IT IN YOUR MAILBOX.
See any staff member to make it happen.
Free delivery by mail.
Over 95,000 titles.
BLOCKBUSTER

7 By-Mail Launched games by-mail roll out, established new strategic partnerships, launched Direct Access and improved website

8 Future Stores with Automated Retail …over 5,000 automated retail locations deployed to date, digital download testing underway and retail titles available in July

9 Digital Opportunities – Blockbuster On Demand Integrated in more than 70 different consumer electronic devices and launched mobile…

BLOCKBUSTER
Transformers: Revenge of the Fallen (2009)
GET IT
ADD TO QUEUE
Reserve to Rent 99¢
SEARCH
BLOCKBUSTER
Harry Potter &
The Half-Blood Prince
Rated: PG
Starring:
Daniel Radcliffe
Rupert Grint
Emma Watson
Jim Broadbent
WATCH TRAILER
ON DEMAND
RENT $3.99
BUY $14.99
GET DISC
BY MAIL
AT STORE
Gunsmoke
Gunsmoke Season 3 (1957)
Add to Queue:
Blu-Ray
DVD
Find At:
Store
Kiosk
BLOCKBUSTER
NEW RELEASES
MY LIBRARY
Blockbuster Mobile
BLOCKBUSTER
Notifications
Soloist
PG 13 1957
TV Action & Adventure
GET IT
Download Now:
Other Options:
Rent $3.99
Add to Queue
Buy $19.99
Find at Store
Movie Synopsis
Back

Blockbuster On Demand – Multi-Screen Availability
Blockbuster can leverage brand across channels
to deliver content anyway, anywhere
–
Utilize customer database
–
Realize supply chain efficiencies
–
Deliver superior customer experience
Blockbuster’s multi-channel integration will enable the company to deliver one customer view through multiple channels and universal “Get It” functionality

BLOCKBUSTER
ONDEMAND
MOVIES DELIVERED to your mailbox

11 Blockbuster: Anytime and Anywhere… Blockbuster’s mission is to become the preferred choice for convenient access to media entertainment - anytime, anywhere – with stores at the epicenter

Thank you for your ongoing support